REGISTRATION RIGHTS AGREEMENT

THIS REGISTRATION RIGHTS AGREEMENT (this “Agreement”) is made as of the 20th day of September, 2005 between SOLAR ROOFING SYSTEMS INC., a corporation incorporated under the laws of the Province of Ontario (the “Corporation”), and BARNABUS ENERGY INC., a corporation incorporated under the State of Nevada (the “Investor”).

This Agreement is made in connection with the Securities Purchase Agreement, dated the date hereof (the “Purchase Agreement”) between the Company and the Investor, pursuant to which the Investor is acquiring Common Shares of the Company. The execution of and delivery of this Agreement is a condition precedent to the obligations of the Investor under the Purchase Agreement.

Unless otherwise defined herein, capitalized terms used herein and not defined shall have the same meaning as are ascribed to such terms in the Purchase Agreement.

In consideration of the purchase of Common Shares of the Corporation by the Investor pursuant to the Purchase Agreement and as an inducement to the Investor to consummate the transactions contemplated therein, the Corporation hereby enters into the covenants and agreements herein with the Investor respecting the registration of the Restricted Stock under the Securities Act (as defined below) and/or the qualification of such shares for trading under the securities laws of the provinces of Canada:

1.	Certain Definitions

As used in this Agreement (including the recitals hereto), the following terms shall have the following respective meanings:

(a)	“affiliate” shall have the meaning ascribed to such term in the Business Corporations Act (Ontario), as the same shall be amended and in effect from time to time.
(b)	“Canadian Securities Commissions” shall mean the securities commissions or other securities regulatory authorities in each Qualifying Province.
(c)	“Canadian Securities Laws” shall mean the securities legislation of the province of Canada, and the rules, regulations and policies of the Canadian Securities Commission.
(d)

“Canadian Short-Form Registration Procedure” shall mean the procedures for the distribution of securities by way of a short-form Prospectus available under Canadian Securities Laws, including without limitation National Instrument 44-101 (Short Form Prospectus Distributions).

(e)	“Common Shares” shall mean, subject to Section 9, the common shares of the Corporation.
(f)

“Control Block Holder” shall mean a holder of securities holding a sufficient number of any securities of the Corporation to affect materially the control of the Corporation as contemplated under Canadian Securities Laws.

(g)

“Exchange Act” shall mean the United States Securities Exchange Act of 1934, as amended, or any similar federal statute, and the rules and regulations of the SEC thereunder, all as the same shall be in effect at the time.

(h)

“Family Members” shall mean in respect of an individual, any parent, spouse, child, spouse of a child, grandchild, sibling and/or trust created for the benefit of any such person(s), trustee, and/or the estate of such person(s).

(i)

“Initial Public Offering” shall mean the first public offering of Common Shares pursuant to an effective Registration Statement, accompanied by the listing of the Common Shares on (i) a nationally recognized stock exchange in the United States and/or (ii) the Toronto Stock Exchange in Canada, whichever is applicable.

(j)	“Non-Qualifying IPO” means an Initial Public Offering that is not a Qualified Public Offering.
(k)

“Prospectus” shall mean, as the context may require, with respect to a public offering or distribution in the United States, the prospectus included in any Registration Statement, or, with respect to a public offering or distribution in Canada, a prospectus filed under Canadian Securities Laws, as such documents may be amended or supplemented by an amendment or prospectus supplement, including post-effective amendments, and all material incorporated by reference in such prospectus.

(l)

“qualify”, “qualified” and “qualification” shall mean a qualification effected by preparing and filing a Prospectus in compliance with Canadian Securities Laws and obtaining a receipt or a final mutual reliance review system decision document from the securities regulatory authorities therein.

(m)	“Qualifying Provinces” shall mean any of the provinces of Canada.
(n)

“register”, “registered” and “registration” shall mean a registration effected by preparing and filing a Registration Statement in compliance with the Securities Act, and the automatic effectiveness or ordering of effectiveness of such Registration Statement.

(o)	“Registration Expenses” shall mean the expenses so described in Section 7.
(p)

“Registration Statement” shall mean: (i) with respect to a public offering in the United States, a registration statement filed by the Corporation with the SEC for a public offering and sale of securities of the Corporation for cash in which the Restricted Stock may be included (other than a registration statement on Form S-8, Form S-4 or Form F-4, or their successors, or any form for a similar limited purpose, or any registration statement covering only securities proposed to be issued in exchange for securities or assets of another corporation), and (ii) with respect to a public offering in Canada, a Prospectus filed by the Corporation under Canadian Securities Laws which may be used to qualify the Restricted Stock for sale to the public.

(q)

“Restricted Stock” shall mean (i) Common Shares of the Corporation held by the Investor (whether acquired before, on or after the date of this Agreement); (ii) any Common Shares of the Corporation issued or issuable in respect of share splits, share dividends, reclassifications, recapitalizations or other similar events affecting the Common Shares, held by the Investor from time to time; and (iii) any other Common Shares owned by the Investor from time to time, excluding (a) other than for the purposes of the entitlements of the Investor pursuant to Section 5, Restricted Stock that has been registered under the Securities Act pursuant to an effective Registration Statement filed thereunder and disposed of in accordance with the Registration Statement covering them (without a prospectus or resort to a prospectus exemption under applicable Canadian Securities Laws); or (b) Restricted Stock that has been publicly sold pursuant to Rule 144 under the Securities Act or any other exemption from the registration requirements available from time to time (without a prospectus or resort to a prospectus exemption under applicable Canadian Securities Laws); provided, however, that Restricted Stock shall cease to be Restricted Stock for purposes of qualification in Canada, on the date on which Investor is able to freely sell all of such holder’s Restricted Stock without registration or a prospectus or resort to a prospectus exemption under the Securities Act or applicable Canadian Securities Laws, as applicable, unless the Investor is a Control Block Holder.

(r)	“SEC” shall mean the United States Securities and Exchange Commission, or any other federal agency at the time administering the Securities Act.
(s)

“Securities Act” shall mean the United States Securities Act of 1933, as amended, or any similar federal statute, and the rules and regulations of the SEC thereunder, all as the same shall be in effect at the time.

(t)	“Selling Expenses” shall mean the expenses so described in Section 7.

2.	Required Registration
(a)

Subject to Section 2(e) of this Agreement, at any time and from time to time after the earlier of: (i) the second anniversary of the date hereof, or (ii) 180 days after any Registration Statement covering a public offering of securities of the Corporation under the Securities Act or the Canadian Securities Laws, as applicable, shall have become effective or for which the Corporation shall have received a final mutual reliance review system decision document or a receipt, as applicable, the Investor may by notice in writing request the Corporation to register under the Securities Act and/or qualify under the Canadian Securities Laws of the Qualifying Provinces specified in such notice all or any portion of the shares of Restricted Stock held by it for sale in the manner specified in such notice.

(b)

Notwithstanding anything to the contrary contained herein: (i) no request may be made under this Section 2 within 90 days after the effective date of a Registration Statement filed by the Corporation covering a firm commitment underwritten public offering in which the Investor shall have been entitled to join pursuant to Section 4 and in which there shall have been effectively registered and/or qualified all shares of Restricted Stock as to which registration or qualification shall have been requested, and (ii) no request may be made under this Section 2 with respect to the registration of Restricted Stock under the Securities Act if registration pursuant to Section 3 is available for such an offering by the Investor for all of that portion of the Restricted Stock which the Investor seeks to register in the United States (provided the rights of the Investor with respect to registration under the Canadian Securities Laws shall remain unaffected).

(c)

Following receipt of any notice by the Investor delivered under Section 2(a), the Corporation shall use its best efforts to register or qualify, under the Securities Act, and/or Canadian Securities Laws, as applicable, for public sale in accordance with the method of disposition specified in the Section 2(a) notice from the Investor, the number of shares of Restricted Stock specified in such notice. The Corporation shall file the Registration Statements required under this Section 2(c) within 90 days of the end of the 15 day notice period required under this Section 2(c) for the benefit of the Investor. Such Registration Statement(s) shall be filed, and registration or qualification of Restricted Stock effected, under the Securities Act and the Canadian Securities Laws of any Qualifying Province specified in the notice by the Investor delivered under Section 2(a), provided, however, that with respect to a demand for registration and/or qualification made prior to the Initial Public Offering, it shall be in the discretion of the Investor participating in such proposed offering to require the Corporation to effect such registration and/or qualification contemplated in Section 2(a) in the United States or Canada (provided, that, the foregoing shall not in any way limit the Investor’s rights under Section 5 hereof), provided further, however, if the Corporation has, at the time such notice(s) are given, completed a public offering in Canada, but not in the United States pursuant to a Registration Statement under the Securities Act, the Corporation shall not be required to file a Registration

Statement under the Securities Act or effect registration of such Restricted Stock in the United States pursuant to this Section 2, unless the Investor requesting registration under this Section 2 is at such time a resident of the United States and delivers a legal opinion of counsel stating that it is not permitted to legally resell its Restricted Stock in Canada in reliance on an exemption from registration under the Securities Act.

(d)

The right of the Investor to include its Restricted Stock in such registration or qualification shall be conditioned upon the Investor’s participation in such underwriting and the inclusion of the Investor’s Restricted Stock in the underwriting to the extent provided herein. If the Investor proposes to distribute its securities through such underwriting, it shall enter into an underwriting agreement in customary form with the underwriter or underwriters selected by the Corporation for such underwriting. Notwithstanding any other provision of this Agreement, if the underwriter advises the Investor that marketing factors require a limitation of the number of securities to be underwritten (including Restricted Stock) then the number of shares of Restricted Stock that shall be included in the underwriting may at the sole option of the Corporation be reduced.

(e)

The Corporation shall be obligated to register and/or qualify Restricted Stock pursuant to this Section 2 on not more than two occasions in any twelve (12) month period, and on not more than three occasions in the aggregate; provided, however, that: (i) any concurrent registration of the Restricted Stock under the Securities Act and qualification of the Restricted Stock under Canadian Securities Laws shall be deemed to constitute one occasion only, and (ii) that the Corporation’s obligation to so register and/or qualify Restricted Stock shall be deemed satisfied on any occasion only, when the required Registration Statement has been declared or ordered effective, and, in the case of a Prospectus filed in Canada, a receipt or mutual reliance review system decision document therefor has been obtained from all Qualifying Jurisdictions in which the Investor has given notice hereunder, in each case with respect to all Restricted Stock as specified in notices received under sections 3(a) and (c) as aforesaid, for sale in accordance with the method of disposition specified by the Investor (unless the Investor withdraws its request for such registration).

(f)

The Corporation shall be entitled to include in any Registration Statement referred to in this Section 2, for sale in accordance with the method of disposition specified by the Investor, Common Shares to be sold by the Corporation for its own account, except as and to the extent that, in the opinion of the managing underwriter (if such method of disposition shall be an underwritten public offering), such inclusion would adversely affect the marketing of the Restricted Stock to be sold.

(g)

Except for Registration Statements in the United States on Form S-4, S-8 or F-4 or any successor thereto (or the equivalent form for foreign private issuers as defined under the Securities Act), the Corporation will not file with the SEC or any Canadian Securities Commission any other Registration Statement with respect to its securities, whether for its own account or that of other shareholders, from the date of receipt of a notice from the Investor pursuant to this Section 2 until the completion of the period of distribution of the registration and/or qualification contemplated by this Section 2 (unless the Investor has delivered a written notice of withdrawal of its request for registration and/or qualification of its Restricted Stock).

(h)

If the Corporation desires that any officers or directors of the Corporation holding securities of the Corporation have their securities included in any Registration Statement for an underwritten offering requested pursuant to this Section 2 or if other holders of securities of the Corporation who are entitled, by contract with the Corporation, to have securities included in such a registration (the “Other Holders”) request such inclusion, the Corporation may include the securities of such officers, directors and Other Holders in such registration and underwriting on the terms set forth herein. The Corporation shall (together with the Investor, officers, directors, and Other Holders proposing to distribute their securities through such underwriting) enter into an underwriting agreement in customary form (including, without limitation, customary indemnification and contribution provisions on the part of the Corporation) with the managing underwriter. Notwithstanding any other provision of this Section 2, if the managing underwriter advises the Corporation that the inclusion of all shares requested to be registered and/or qualified would adversely affect the offering, the securities of the Corporation held by the Investor, officers, directors and Other Holders shall be excluded, pro rata, from such registration and underwriting to the extent deemed advisable by the managing underwriter. If the Investor or officer, director or Other Holder who has requested inclusion in such registration as provided above disapproves of the terms of the underwriting, such person may elect to withdraw therefrom by written notice to the Corporation, and the securities to be withdrawn shall also be withdrawn from registration. If the managing underwriter has not limited the number of securities to be underwritten, the Corporation may include securities for its own account in such registration if the managing underwriter so agrees and if the number of shares of Restricted Stock and other securities which would otherwise have been included in such registration and underwriting will not thereby be limited.

(i)

Notwithstanding the foregoing, if the Corporation shall furnish to the Investor, after requesting the filing of a Registration Statement pursuant to this Section 2, a certificate signed by the Chief Executive Officer of the Corporation stating that the Corporation is engaged or has plans to engage in a registered public offering or is engaged in any other material transaction that has not yet been publicly disclosed but would require public disclosure in a Registration Statement and which, in the good faith determination of the Corporation’s Board of Directors, would be adversely affected by the requested registration or qualification, then the Corporation shall have the right to defer such filing for a period of not more than 90 days after receipt of the request of the Investor; provided, however, that the Corporation may not utilize this right for more than 90 days in total in any twelve month period.

3.	Registrations on Form S-3, Form F-3 or Form F-10

If the Corporation receives from the Investor a written request that the Corporation effect a registration on Form S-3 or Form F-3 or if the Corporation has prepared an underlying Canadian Prospectus, Form F-10 (or any successor to such forms) or any similar short-form registration statement or a short form prospectus under the Canadian Short-Form Registration Procedure, and any related qualification or compliance with respect to all or a part of the Restricted Stock owned by the Investor, the Corporation will:

(a)

as soon as practicable, effect such registration and all such qualifications and compliances as may be so requested and as would permit or facilitate the sale and distribution of all or such portion of the Investor’s Restricted Stock as is specified in such request; provided, however, that the Corporation will not be obligated to effect any such registration, qualification or compliance pursuant to this Section 3:

(i)	prior to the date which is 180 days following the effective date of the Registration Statement pertaining to the Initial Public Offering;
(ii)

if Form S-3, Form F-3, Form F-10 or the Canadian Short-Form Registration Procedure, as applicable, is not available for such an offering by the Investor, provided, that the Corporation shall take all commercially reasonable efforts to qualify as promptly as possible for registration on Form S-3, Form F-3, Form F-10 or any comparable successor form or to qualify securities using the Canadian Short-Form Registration Procedure, as applicable;

(iii)

if the Investor, together with the holders of any other securities of the Corporation entitled to inclusion in such registration, propose to sell Restricted Stock and such other securities (if any) at an aggregate price to the public of less than one million dollars (Cdn.$2,000,000);

(iv)

if at the time of receipt of the Investor’s request, the Corporation advises the Investor within 15 days of such receipt of its intention to make a public offering within 90 days, other than pursuant to a registration statement on Form S-8, Form S-4 or Form F-4 (or their successors), or any form for a similar limited purpose, or any registration statement covering only securities proposed to be issued in exchange for securities or assets of another corporation, or a short-form prospectus under the Canadian Short-Form Registration Procedure;

(v)

if the Corporation furnishes to the Investor a certificate signed by the Chairman of the Board of Directors of the Corporation stating that in the judgement of the Board of Directors of the Corporation, acting in good faith, it would be seriously detrimental to the Corporation and its shareholders for such Form S-3, Form F-3 or Form F-10 registration, or a short-form prospectus under the Canadian Short-Form Registration Procedure, as applicable, to be effected at such time, in such event the Corporation will have the right to defer the filing of the Form S-3, Form F-3 or Form F-10 Registration Statement or short-form prospectus under the Canadian Short-Form Registration Procedure for a period of not more than 60 days after receipt of the initial request of the Investor pursuant to Section 3; provided, however, that such right to delay a request will be exercised by the Corporation not more than once in any 12 month period; or

(vi)

in any particular jurisdiction in which the Corporation would be required to qualify to do business or to execute a general consent to service of process in effecting such registration, qualification or compliance;

(b)

subject to the foregoing provisions of this Section 3, file a Form S-3, F-3 or F-10 registration statement, or a short-form prospectus under the Canadian Short Form Registration Procedure, as applicable, covering the Restricted Stock and other securities so requested to be registered as soon as practicable after receipt of a written request from the Investor pursuant to this Section 3, but in any event within 60 days of the receipt by the Corporation of the initial request for registration from the Investor.

4.	Incidental Registration
(a)

If the Corporation at any time (other than pursuant to Section 2 or Section 3) proposes to file a Registration Statement, whether for its own account or for the account of other security holders or both, each such time it will give written notice to the Investor of its intention to do so not less than forty-five (45) days prior to the proposed filing. Upon the written request of the Investor, received by the Corporation within 30 days after the giving of any such notice by the Corporation, to register or qualify, as applicable, any of its Restricted Stock under the Securities Act and/or Canadian Securities Laws, the Corporation will use its commercially reasonable efforts to cause the Restricted Stock as to which registration or qualification shall have been so requested to be included in the securities to be covered by the Registration Statement proposed to be filed by the Corporation, all to the extent necessary to permit the sale or other disposition by the Investor of such Restricted Stock to be covered by such Registration Statement.

(b)

In the event that any registration or qualification pursuant to this Section 4 shall be, in whole or in part, an underwritten public offering of Common Shares, the Corporation shall so advise the Investor as part of the notice given pursuant to Section 4(a). In such event, the right of the Investor to be included in a registration or qualification pursuant to this Section 4 shall be conditioned upon the Investor’s participation in such underwriting on the terms provided herein. The Investor, proposing to distribute Restricted Stock through such underwriting, shall (together with the Corporation and any officers, directors, or other shareholders distributing their securities through such underwriting) enter into an underwriting agreement in customary form with the underwriter or underwriters selected for the underwriting by the Corporation; provided, that such underwriting agreement shall not provide for indemnification or contribution obligations on the Investor materially different than the obligations set forth in Section 8 hereof. Notwithstanding any other provision of this Section 4, the number of shares of Restricted Stock to be included in such an underwriting may be reduced, or postponed if and to the extent that the managing underwriter shall advise the Investor in writing that such inclusion would adversely affect the marketing of the securities to be sold by the Corporation therein provided, however, that the reduction in the number of shares, unless such offering is the Initial Public Offering and such registration or qualification in connection with the Initial Public Offering does not include shares of any other selling shareholders, in which event any or all of the Restricted Stock may be excluded. Notwithstanding the foregoing provisions, the Corporation may withdraw any Registration Statement referred to in this Section 4 without thereby incurring any liability to the Investor. If the Investor disapproves of the terms of any such underwriting, it may elect to withdraw therefrom by written notice to the Corporation and the underwriter. Any Restricted Stock excluded or withdrawn from such underwriting shall be excluded and withdrawn from the registration or qualification.

5.	Cross Border Issues
(a)

If the Corporation at any time proposes to file (or is required to file) a Registration Statement, notwithstanding the number of shares of Restricted Stock (if any) that the Investor may from time to time propose to or be entitled to actually offer or sell pursuant to Section 2, 3 or 4 hereof:

(i)

if the Initial Public Offering of the Corporation’s securities is proposed to be made under the Securities Act only and not under Canadian Securities Laws, the Corporation shall, concurrently with the filing of the Registration Statement for the Initial Public Offering, file a Prospectus under the Canadian Securities Laws of each Qualifying Province qualifying the distribution in any Province of Canada in which the Investor is then a resident and use its best efforts to obtain a final mutual reliance review system decision document or receipt therefor;

(ii)

if the initial registration, qualification or Initial Public Offering of the Corporation’s securities is proposed to be made under Canadian Securities Laws only and not under the Securities Act, the Corporation shall:

(A)

concurrently with the filing of the Canadian Prospectus for the Initial Public Offering, file a Prospectus (which may, at the Corporation’s option, be the same Prospectus pursuant to which the Initial Public Offering is effected in Canada) under the Canadian Securities Laws of each Qualifying Province qualifying the distribution in any Province of Canada in which the Investor is then or (other than any Restricted Stock that is proposed to be sold to the public under a Prospectus filed in Canada pursuant to Section 2 hereof or included in a secondary offering in Canada pursuant to Section 4 hereof) resident (provided, that, the qualification of Restricted Stock in connection with a Non-Qualifying IPO shall be at the option of the Investor), and

(B)

if the Investor is a resident of the United States and delivers a legal opinion of counsel stating that it is not permitted to legally resell its Restricted Stock in Canada at such time in reliance on an exemption from registration under the Securities Act, concurrently file a Registration Statement under the Securities Act in respect of all of the Restricted Stock then held by the Investor upon written notice to the Corporation that the Investor desires to participate in such registration (provided that such Registration Statement may be in the nature of a “shelf” registration), and use its commercially reasonable efforts to obtain a receipt for such Registration Statement or to have such Registration Statement declared effective, as applicable; and

(iii)

if the initial registration, qualification or Initial Public Offering of the Corporation’s securities is proposed to be made simultaneously under both the Securities Act and under Canadian Securities Laws, the Corporation shall, concurrently with the filing of the Canadian Prospectus for the Initial Public Offering, file a Prospectus (which may, at the Corporation’s option, be the same Prospectus pursuant to which the Initial Public Offering is effected in Canada) under the Canadian Securities Laws of all of the Qualifying Provinces and use its best efforts to obtain a final mutual reliance review system decision document or receipt therefor provided, that, the qualification of Restricted Stock in connection with a Non-Qualifying IPO shall be at the option of the Investor; and provided, further, that such qualification shall not include any Restricted Stock that is proposed to be sold to the public under a Prospectus filed in Canada pursuant to Section 2 hereof or included in a secondary offering in Canada pursuant to Section 4 hereof.

6.	Registration Procedures

If and whenever the Corporation is required by the provisions of Sections 2, 3, 4 or 5 to use its best efforts or commercially reasonable efforts to effect the registration or qualification of any shares of Restricted Stock, the Corporation will, as expeditiously as possible:

(a)

in the case of a registration in the United States, prepare and file with the SEC a Registration Statement with respect to such securities and use its best efforts to cause such Registration Statement to become effective and remain effective for a period of 90 days or until the Investor has completed the distribution described in the Registration Statement relating thereto, whichever first occurs; provided, however, that (i) such 90 day period shall be extended for a period of time equal to the period the Investor refrains from selling any securities included in such registration at the request of an underwriter of the Corporation; and (ii) in the case of any registration of Restricted Stock on Form S-3 or F-3 which are intended to be offered on a continuous or delayed basis, such 90 day period shall be extended, if necessary, to keep the Registration Statement effective until all such Restricted Stock is sold, provided that Rule 415, or any successor rule under the Securities Act, permits an offering on a continuous or delayed basis, and provided further that applicable rules under the Securities Act governing the obligation to file a post effective amendment permit, in lieu of filing a post effective amendment that (I) includes any prospectus required by Section 10(a)(3) of the Securities Act or (II) reflects facts or events representing a material or fundamental change in the information set forth in the Registration Statement, the incorporation by reference of information required to be included in (I) and (II) above contained in periodic reports filed pursuant to Section 13 or 15(d) of the Exchange Act in the Registration Statement;

(b)

in the case of a registration in the United States, prepare and file with the SEC, such amendments and supplements to such Registration Statement and/or the Prospectus as may be necessary to keep such Registration Statement effective for the period specified in paragraph (a) above and comply with the provisions of the Securities Act with respect to the disposition of all Restricted Stock covered by such Registration Statement during such period;

(c)

in the case of an offering in Canada, prepare and file with the Canadian Securities Commissions in each Qualifying Province a Prospectus with respect to the distribution of such Restricted Stock and use its commercially reasonable efforts to obtain a receipt or a final mutual reliance review system decision document from such Canadian Securities Commissions in respect of the Prospectus;

(d)

in the case of an offering in Canada, prepare and file with the Canadian Securities Commissions with which a Prospectus has been filed pursuant to subsection 6(c) such amendments and supplements to such Prospectus as may be necessary to comply with the applicable provisions of the Canadian Securities Laws with respect to the distribution of all securities qualified by such Prospectus (provided that all shares of Restricted Stock qualified by such Prospectus are distributed within 90 days of the date of such final Prospectus);

(e)

furnish to the Investor and to each underwriter such number of copies of the Registration Statement and/or the Prospectus included therein (including each preliminary Prospectus), in conformity with the requirements of the Securities Act and/or Canadian Securities Laws, as applicable, and such other documents as such persons reasonably may request, in order to facilitate the public sale or other disposition of the Restricted Stock covered by such Registration Statement and/or prospectus;

(f)

in the case of a registration in the United States, use its best efforts to register or qualify the Restricted Stock covered by such Registration Statement filed with the SEC under the securities or “blue sky” laws of such jurisdictions as the Investor or, in the case of an underwritten public offering, the managing underwriter reasonably shall request, provided, however, that the Corporation shall not for any such purpose be required to qualify generally to transact business as a foreign corporation in any jurisdiction where it is not so qualified or to consent to general service of process in any such jurisdiction;

(g)

use its best efforts to list the Restricted Stock covered by such Registration Statement with any securities exchange or quotation system on which the Common Shares of the Corporation are then listed and pay all fees associated with such listing;

(h)	promptly appoint a transfer agent and registrar for all such Restricted Stock not later than the effective date of such Registration Statement;

(i)

immediately notify the Investor and each underwriter under such Registration Statement, at any time when a Prospectus relating thereto is required to be delivered, of the happening of any event of which the Corporation has knowledge as a result of which such Prospectus, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing;

(j)

if the offering is underwritten, at the request of the Investor, use its best efforts to furnish, on the date that Restricted Stock is delivered to the underwriters for sale pursuant to such registration: (i) if the offering is in the United States, an opinion, dated such date, of counsel representing the Corporation for the purposes of such registration, addressed to the underwriters and to the Investor, stating that such Registration Statement, or any supplement thereto, has become effective under the Securities Act and that (A) to the best knowledge of such counsel, no stop order suspending the effectiveness thereof has been issued and no proceedings for that purpose have been instituted or are pending or contemplated under the Securities Act, and (B) the Registration Statement, the Prospectus and each amendment or supplement thereof comply as to form in all material respects with the requirements of the Securities Act (except that such counsel need not express any due diligence opinion or opinion as to financial statements contained therein); (ii) if the offering is in the United States, a letter dated such date from the independent public accountants retained by the Corporation, addressed to the underwriters and to the Investor stating that they are independent public accountants within the meaning of the Securities Act, and that, in the opinion of such accountants, the financial statements of the Corporation included in the Registration Statement, or the Prospectus, or any amendment or supplement thereof, comply as to form in all material respects with the applicable accounting requirements of the Securities Act;

(k)

make available for inspection by the Investor, any underwriter participating in any distribution pursuant to such Registration Statement, and any attorney, accountant or other agent retained by the Investor or underwriter, all relevant financial and other records, pertinent corporate documents and properties of the Corporation, and cause the Corporation’s officers, directors and employees to supply all information reasonably requested by any such seller, underwriter, attorney, accountant or agent in connection with such Registration Statement;

(l)

promptly notify the Investor: (i) that any supplement to any Prospectus forming a part of such Registration Statement has been filed; and (ii) promptly after it shall receive notice thereof, in the case of an offering in the United States, of the time when such Registration Statement has become effective, or in the case of offering in Canada, of the time when a receipt or a final mutual reliance review system decision document from the Canadian Securities Commissions has been received;

(m)	notify the Investor of any request by the SEC or any Canadian Securities Commission for the amending or supplementing of such Registration Statement or Prospectus;
(n)

in the event of the issuance of any stop order suspending the effectiveness of the Registration Statement, or of any order suspending or preventing the use of any related Prospectus or suspending the qualification of any shares of Restricted Stock included in the Registration Statement for sale in any jurisdiction, use its reasonable best efforts promptly to obtain the withdrawal of such order; and

(o)

in the event the Corporation’s Initial Public Offering is an offering under Canadian Securities Laws only and the Corporation has not subsequently filed a Registration Statement under the Securities Act, the Corporation shall use its commercially reasonable efforts to maintain a listing on the Toronto Stock Exchange or another recognized foreign exchange for purposes of the Securities Act and the Exchange Act until such time as the Restricted Stock becomes freely tradeable in the United States without registration under the Securities Act.

If the Corporation has delivered a Prospectus to the Investor and, after having done so, the Prospectus is amended to comply with the requirements of the Securities Act, or Canadian Securities Laws, as applicable, the Corporation shall promptly notify the Investor.

In connection with each registration hereunder, the Investor will furnish to the Corporation in writing such information with respect to the Investor and the proposed distribution by it as reasonably shall be necessary in order to comply with United States and applicable state securities laws and Canadian Securities Laws, as applicable.

In connection with each registration or qualification pursuant to Sections 2, 3, 4 and 5 covering an underwritten public offering, subject to the terms and provisions hereof, the Corporation and the Investor agree to enter into a written agreement with the managing underwriter selected in the manner herein provided in such form and containing such provisions as are customary in the securities business for such an arrangement between such underwriter and companies of the Corporation’s size and investment stature.

7.	Expenses

All expenses incurred by the Corporation in complying with Sections 2, 3, 4 or 5, including, without limitation, all registration and filing fees, printing expenses, listing fees, translation fees, fees and disbursements of counsel and independent public accountants for the Corporation, fees and expenses (including reasonable counsel fees) incurred in connection with complying with state securities or “blue sky” laws, fees of the National Association of Securities Dealers, Inc., transfer taxes, fees of transfer agents and registrars, costs of insurance, and fees and disbursements of one counsel for the Investor (in the case of such counsel, up to a maximum of Cdn.$35,000 for: (i) each registration under the Securities Act and, (ii) each qualification under Canadian Securities Laws; provided, that, a concurrent registration under the Securities Act and qualification under Canadian Securities Laws shall be subject to an aggregate maximum of Cdn.$35,000) but excluding any

Selling Expenses, and fees and disbursements of counsel to the underwriter (if any) are called “Registration Expenses”. All underwriting discounts and selling commissions applicable to the sale of Restricted Stock are called “Selling Expenses”.

The Corporation will pay all Registration Expenses in connection with each Registration Statement under Section 2, 3, 4 or 5. All Selling Expenses in connection with each Registration Statement under Section 2, 3, 4 or 5 shall be borne by the participating sellers (including the Corporation if the Corporation is a seller) in proportion to the number of shares sold by each, except, as between participating sellers other than the Corporation, as such participating sellers may otherwise agree.

8.	Indemnification and Contribution.
(a)

In the event of a registration or qualification of any of the Restricted Stock under the Securities Act or Canadian Securities Laws pursuant to Sections 2, 3, 4 or 5 the Corporation will indemnify and hold harmless the Investor thereunder, each officer, director, partner, member, agent and employee of the Investor, each signatory of the Prospectus or Registration Statement on behalf of the Investor, each underwriter of such Restricted Stock thereunder and each other person, if any, who controls the Investor or underwriter within the meaning of the Securities Act or the Exchange Act (collectively the “Corporation Indemnitees”), against any losses, claims, damages or liabilities, joint or several, to which such Corporation Indemnitees may become subject under the Securities Act, the Exchange Act, state securities or “blue sky” laws, Canadian Securities Laws or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement under which such Restricted Stock was registered under the Securities Act or qualified under Canadian Securities Laws pursuant to Sections 2, 3, 4 or 5, any preliminary Prospectus or final Prospectus contained therein, or any amendment or supplement thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading (but only if such is not corrected in the final Prospectus), or arise out of or are based upon any violation or alleged violation by the Corporation of the Securities Act, the Exchange Act, any applicable state securities laws, or any Canadian Securities Laws in connection with any such Registration Statement or Prospectus, and will reimburse each such Corporation Indemnitee for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action, provided, however, that the Corporation will not be liable in any such case if and to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission so made in conformity with or in reliance upon information furnished by the Investor, any such underwriter or any such controlling person in writing specifically for use in such Registration Statement or Prospectus.

(b)

In the event of a registration of any of the Restricted Stock under the Securities Act or Canadian Securities Laws pursuant to Sections 2, 3, 4 or 5, the Investor will indemnify and hold harmless the Corporation, each person, if any, who controls the Corporation within the meaning of the Securities Act or the Exchange Act, each officer of the Corporation who signs the Registration Statement, each director of the Corporation, each underwriter and each person, if any, who controls any underwriter within the meaning of the Securities Act or the Exchange Act, against all losses, claims, damages or liabilities, joint or several, to which the Corporation or such officer, director, underwriter or controlling person may become subject under the Securities Act, the Exchange Act, state securities or “blue sky” laws, Canadian Securities Laws or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement under which such Restricted Stock was registered under the Securities Act or qualified under Canadian Securities Laws pursuant to Sections 2, 3, 4 or 5, any preliminary Prospectus or final Prospectus contained therein, or any amendment or supplement thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading (but only if such is not corrected in the final Prospectus), or arise out of or are based upon any violation or alleged violation by the Investor of the Securities Act, the Exchange Act, any applicable state securities laws, or any Canadian Securities Laws in connection with any such Registration Statement or Prospectus, and will reimburse the Corporation and each such officer, director, underwriter and controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action, provided, however, that the Investor will be liable hereunder in any such case if and only to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in reliance upon and in conformity with information pertaining to the Investor furnished in writing to the Corporation by the Investor specifically for use in such Registration Statement or Prospectus, and the Investor will reimburse, as incurred, any legal or other expenses reasonably incurred by any person intended to be indemnified pursuant to this subsection in connection with investigating or defending any such loss, claim, damage or liability, provided, further, that the liability of the Investor hereunder shall be limited to the proportion of any such loss, claim, damage, liability or expense which is equal to the proportion that the public offering price of the shares sold by the Investor under such Registration Statement bears to the total public offering price of all securities sold thereunder, but not in any event to exceed the net proceeds received by the Investor from the sale of Restricted Stock covered by such Registration Statement.

(c)

Promptly after receipt by an indemnified party hereunder of notice of the commencement of any action (including any governmental action), such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party hereunder, notify the indemnifying party in writing thereof, but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to such indemnified party other than under this Section 8 and shall only relieve it from any liability which it may have to such indemnified party under this Section 8 if and to the extent the indemnifying party is prejudiced by such omission. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate in and, to the extent it shall wish, to assume and undertake the defense thereof with counsel satisfactory to such indemnified party, and, after notice from the indemnifying party to such indemnified party of its election so to assume and undertake the defense thereof, the indemnifying party shall not be liable to such indemnified party under this Section 8 for any legal expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation and of liaison with counsel so selected, provided, however, that, if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party has concluded that there are reasonable defenses available to it (based on an opinion of nationally recognized legal counsel in Canada or the United States) which are different from or additional to those available to the indemnifying party or if the interests of the indemnified party reasonably may be deemed to conflict with the interests of the indemnifying party, the indemnified party shall have the right to select a separate counsel and to assume such legal defenses and otherwise to participate in the defense of such action, with the expenses and fees of such separate counsel and other expenses related to such participation to be reimbursed by the indemnifying party as incurred. No indemnifying party, in the defense of any such claim or litigation shall, except with the consent of each indemnified party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect of such claim or litigation, and no indemnified party shall consent to entry of any judgment or settle such claim or litigation without the prior written consent of the indemnifying party, which consent shall not be unreasonably withheld or delayed.

(d)

In order to provide for just and equitable contribution to joint liability in circumstances in which the indemnification provided in this Section 8 is due in any case in which either (i) the Investor exercising rights under this Agreement, or any controlling person of the Investor, makes a claim for indemnification pursuant to this Section 8 but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding the fact that this Section 8 provides for indemnification in such case, or (ii) contribution under the Securities Act or Canadian Securities Laws may be required on the part the Investor or any controlling person thereof in circumstances for which indemnification is provided under this Section 8; then, and in each such case, the Corporation and the Investor will contribute to the aggregate losses, claims, damages or liabilities to which they may be subject (after contribution from others) in such proportion so that the Investor is responsible for the portion represented by the percentage that the public offering price of its Restricted Stock offered by the Registration Statement bears to the public offering price of all securities offered by such Registration Statement, and the Corporation is responsible for the remaining portion; provided, however, that, in any such case, (A) the Investor will not be required to contribute any amount in excess of the public offering price of all such Restricted Stock offered by it pursuant to such Registration Statement; and (B) no person or entity guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) will be entitled to contribution from any person or entity who was not guilty of such fraudulent misrepresentation. Any party entitled to contribution will, promptly after receipt of notice of commencement of any action, suit or proceeding against such party in respect of which a claim for contribution may be made against another party or parties under this Section 8, notify such party or parties from whom contribution may be sought, but the omission so to notify such party or parties from whom contribution may be sought shall not relieve such party from any other obligation it or they may have thereunder or otherwise under this Section 8. No party shall be liable for contribution with respect to any action, suit, proceeding or claim settled without its prior written consent, which consent shall not be unreasonably withheld or delayed.

(e)

The obligations of the Corporation and the Investor under this Section 8 shall survive the completion of any offering of Restricted Stock under a Registration Statement whether under this Agreement or otherwise.

9.	Changes in Common Shares

If, and as often as, there is any change in the Common Shares by way of a stock split, stock dividend, combination, reclassification or exchange, or through a merger, consolidation, reorganization or recapitalization, or by any other means, appropriate adjustment shall be made in the provisions hereof so that the rights and privileges granted hereby shall continue with respect to the Common Shares as so changed.

10.	Rule 144 Reporting

With a view to making available the benefits of certain rules and regulations of the SEC which may at any time permit the sale of the Restricted Stock to the public without registration, at all times after 90 days after any Registration Statement covering a public offering of securities of the Corporation under the Securities Act shall have become effective, the Corporation agrees to:

(a)	use its best efforts to make and keep public information available, as those terms are understood and defined in Rule 144 under the Securities Act;
(b)	use its best efforts to file with the SEC in a timely manner all reports and other documents required of the Corporation under the Securities Act and the Exchange Act; and
(c)

furnish to each holder of Restricted Stock forthwith upon request a written statement by the Corporation as to its compliance with the reporting requirements of such Rule 144 and of the Securities Act and the Exchange Act, a copy of the most recent annual or quarterly report of the Corporation, and such other reports and documents so filed by the Corporation as such holder may reasonably request in availing itself of any rule or regulation of the SEC allowing such holder to sell any Restricted Stock without registration.

11.	Representations and Warranties of the Corporation

The Corporation represents and warrants to the Investor as follows:

(a)

The execution, delivery and performance of this Agreement by the Corporation have been duly authorized by all requisite corporate action and will not violate any provision of law, any order of any court or other agency of government, the organization documents of the Corporation or any provision of any indenture, agreement or other instrument to which it or any or its properties or assets is bound, conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any such indenture, agreement or other instrument or result in the creation or imposition of any lien, charge or encumbrance of any nature whatsoever upon any of the properties or assets of the Corporation.

(b)

This Agreement has been duly executed and delivered by the Corporation and constitutes the legal, valid and binding obligation of the Corporation, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors’ rights generally.

12.	Miscellaneous
(a)	Notwithstanding any other term or provision of this Agreement, if, at the relevant time:
(i)

Multilateral Instrument 45-102 or any successor instrument provides that, if the Corporation becomes a "reporting issuer" by filing a Canadian Prospectus, there is no restricted period or similar statutory resale restrictions affecting the Restricted Stock under Canadian Securities Laws; and

(ii)

with respect to the Investor, the Investor is not subject to a statutory escrow under National Policy 46-201 or any successor instrument or to any escrow regime imposed by a Canadian stock exchange or market, the Corporation shall not be required to qualify the Restricted Stock held by the Investor by filing a Canadian Prospectus under Sections 2, 3, 4 or 5 but shall be required to become a "reporting issuer" by filing a Canadian Prospectus and to take such other steps as may be required to ensure that the Restricted Stock is free from restricted periods or similar statutory resale restrictions under Canadian Securities Laws concurrently with the Corporation's Initial Public Offering under the Securities Act.

(b)	At any time when Section 12(a) is applicable:
(i)

notwithstanding any other term or provision of this Agreement, the Corporation shall be responsible for all costs and expenses associated with becoming a "reporting issuer" in Canada, as contemplated by Section 7;

(ii)

the Corporation's obligations in Sections 6(g), 6(h), 6(k), 6(o) and Section 8 shall apply for the benefit of the Investor as if the Corporation has been required to qualify the Restricted Stock held by the Investor pursuant to a Canadian Prospectus;

(iii)

if there is then a public market for the Common Shares in Canada, the Corporation shall co-operate in any underwritten sale of Restricted Stock in Canada (a “Canadian Underwriting”) initiated by the Investor and: (A) the provisions of Sections 2(b), 2(d), 2(e), 2(g), 7 and Section 8 shall apply as if such Canadian Underwriting were required to be effected pursuant to a Canadian Prospectus as contemplated by Section 2, and (B) provided clause (A) above is complied with by the Corporation, such Canadian Underwriting shall count as one occasion of registration/qualification pursuant to Section 2(e);

(iv)

in the event that the Corporation at any time proposes to complete a Canadian Underwriting, each such time it will give written notice to the Investor of its intention to do so, and upon the written request of the Investor, received by the Corporation within 15 days after the giving of any such notice by the Corporation, to include any of its Restricted Stock in the Canadian Underwriting, the Corporation will use its best efforts to cause the Restricted Stock as to which inclusion in the Canadian Underwriting has been so requested to be included in the Canadian Underwriting and the provisions of Sections 7 and 8 shall apply to such Canadian Underwriting as if such Canadian Underwriting were required to be effected pursuant to a Canadian Prospectus as contemplated by Section 4; provided, that, the number of shares of Restricted Stock to be included in such Canadian Underwriting may be reduced in accordance with the provisions of Section 5(b); and

(v)

at any time when the Investor seeks to rely on the provisions of Multilateral Instrument 45-102 or any successor instrument to resell its securities as contemplated by Section 12(a) and this Section 12(b), the Corporation shall use its best efforts to ensure that the Corporation is not in default of Canadian Securities Laws and to otherwise take such steps as are commercially reasonable and are within the power of the Corporation to satisfy the other requirements of any such instrument.

(c)

All covenants and agreements contained in this Agreement by or on behalf of any of the parties hereto shall bind and inure to the benefit of the respective successors and assigns of the parties hereto (including without limitation transferees of any Restricted Stock), whether so expressed or not, provided, however, that registration rights conferred herein shall only inure to the benefit of a transferee of Restricted Stock (and transferees of such transferees) if (i) there is transferred to such transferee at least fifteen percent (50%) of the Restricted Stock held by the Investor on the date hereof, or (ii) such transferee (or transferee of such transferee) is an affiliate of the Investor or any party who would be a transferee permitted under the Amended and Restated Shareholders’ Agreement dated the date hereof between the Corporation and its shareholders (the “Shareholders’ Agreement”). Each permitted transferee of Restricted Stock shall execute a counterpart of and become a party to this Agreement and shall be deemed to be the “Investor” for all purposes. Each of the parties hereto agrees to any transfer of the Investor’s rights hereunder in accordance with this Section 12(c).

(d)	All notices, requests, consents and other communications hereunder shall be in writing and shall be delivered by courier or sent by telecopier, addressed as follows:
(i)	if to the Investor:

Barnabus Energy, Inc.

5750 Fleet Street

Suite 100

Carlsbad, CA 92008

U.S.A.

Attention: David Saltman, Chief Executive Officer

Fax No: (760) 930-2691

(ii)	if to any subsequent holder of Restricted Stock, to it at such address as may have been furnished to the Corporation in writing by such holder;
(iii)	if to the Corporation:

Solar Roofing Systems, Inc.

226 Edward Street

Unit #1

Aurora, ON L4G 3S8

Attention: Norman Dodd, Chief Executive Officer

Fax No: (905) 841-9600

with a copy to:

Fasken Martineau DuMoulin

Toronto Dominion Bank Tower

P.O. Box 20

Toronto-Dominion Centre

Toronto, ON M5K 1N6

Attention: Craig Brown

Fax No: (416) 364-7813

(iv)

in any case, at such other address or addresses as shall have been furnished in writing to the Corporation (in the case of the Investor) or to the Investor (in the case of the Corporation) in accordance with the provisions of this paragraph.

Any demand, notice or other communication made or given courier shall be conclusively deemed to have been given on the second (2nd) business day following the deposit thereof with the courier and, if made or given by fax, on the day of transmittal thereof (provided the original copy is immediately forwarded by courier).

(e)

This Agreement shall be governed by and construed in accordance with the laws of the Province of Ontario and each of the parties hereto irrevocably agrees to submit to the non-exclusive jurisdiction of the courts of such province for and in connection with any proceedings relating to this Agreement.

(f)	This Agreement may not be amended or modified without the written consent of the parties hereto.
(g)

The Investor shall not have any right to take any action (or to withhold any action required herein) to restrain, enjoin, hinder or delay any registration under the Securities Act or Canadian Securities Laws as the result of any disagreement that may result over the interpretation of this Agreement, and each party hereto agrees not to do so.

(h)	This Agreement may be executed counterparts and/or by facsimile, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.
(i)

The obligations of the Corporation to register or qualify shares of Restricted Stock under Sections 2, 3, 4 and 5 shall terminate on the fifth anniversary of the date of the Corporation’s Initial Public Offering.

(j)

If requested in writing by the underwriters for the initial firm-commitment underwritten public offering of securities of the Corporation, the Investor shall agree not to sell publicly any shares of Restricted Stock (other than shares of Restricted Stock being registered or qualified in such offering), without the consent of such underwriters, for a period of not more than 120 days following the effective date of the Registration Statement relating to such offering; provided, however, that: (i) all persons entitled to registration rights with respect to Common Shares who are not parties to this Agreement, all other persons selling Common Shares in such offering, all persons holding in excess of 1% of the capital stock of the Corporation on a fully diluted basis and all executive officers and directors of the Corporation shall also have agreed not to sell publicly their Common Shares under the circumstances and pursuant to the terms set forth in this Section 12(j); and (ii) such agreement shall only apply to the first Registration Statement covering Common Shares of the Corporation to be sold on its behalf to the public in an underwritten offering. Notwithstanding the foregoing, any agreement entered into pursuant to this Section 12(j) must permit the transfer by the Investor to: (i) a partner, member, Family Member or affiliate of the Investor, or such partner’s partner or member’s partner or member; (ii) a fund, limited partnership, or legal entity that is managed or controlled by, is under common control with, or whose manager or general partner, as applicable, is the same as or is an affiliate of the manager or general partner of the Investor; or (iii) to any person who would be a transferee of the holder permitted under the Shareholders’ Agreement, so long as, in each such case, such transferee also agrees to enter into and be bound by a lock-up agreement pursuant to this Section 12(j).

(k)

In addition to any and all other remedies that may be available at law in the event of any breach of this Agreement, each party shall be entitled to specific performance of the agreements and obligations of the other parties hereunder and to such other injunctive or other equitable relief as may be granted by a court of competent jurisdiction.

(l)

If any provision of this Agreement shall be held to be illegal, invalid or unenforceable, such illegality, invalidity or unenforceability shall attach only to such provision and shall not in any manner affect or render illegal, invalid or unenforceable any other provision of this Agreement, and this Agreement shall be carried out as if any such illegal, invalid or unenforceable provision were not contained herein.

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IN WITNESS WHEREOF the parties have executed this Agreement on and as of the day first above written.

SOLAR ROOFING SYSTEMS, INC.
By:
	Name:	Norman Dodd
	Title:	Chief Executive Officer

BARNABUS ENERGY, INC.
By:
	Name:	David Saltman
	Title:	Chief Executive Officer